SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of earliest event reported) October 21, 2003

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	0-23329	56-1928817
(State or other jurisdiction of incorporation or organization)	Commission file number:	(I.R.S. Employer Identification No.)

3800 Gateway Boulevard, Suite 310
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition

On October 21, 2003, Charles & Colvard, Ltd. issued a press release regarding its financial results for its fiscal 2003 third quarter, ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1. Management will host a conference call on Wednesday, October 22, 2003 at 9 a.m. EDT to discuss the financial results as well as recent corporate developments. Details on how to participate in the conference call are included in the attached press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun

James R. Braun
Vice President of Finance and Chief Financial Officer

Date: October 22, 2003